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More than just dsl....                     Email: info@dsl.net  Web: www.dsl.net


DSL.NET REPORTS THIRD QUARTER 2003 RESULTS:
REVENUE INCREASES 62%,
GROSS MARGIN INCREASES 62% AND
ADJUSTED EBITDA IMPROVES 11% FROM YEAR EARLIER

-- 3Q 2003 REVENUE AND GROSS MARGIN BOTH HIT RECORD LEVELS --

NEW HAVEN, Conn. - (BUSINESS WIRE), Nov. 12, 2003 - DSL.net, Inc. (NASDAQ:
DSLN), a leading nationwide provider of broadband communications services to businesses, today reported third quarter 2003 financial results.

Revenue for the third quarter of 2003 was a record $18.2 million, representing a 62% increase from third quarter of 2002 revenue of $11.3 million. Revenue for the nine months ended Sept. 30, 2003, was a record $53.1 million, a 55% increase over revenue of $34.2 million for the comparable period in 2002.

The Company generated record gross margin, or revenue less network expense, of $5.2 million for the third quarter of 2003, representing a 62% improvement over gross margin of $3.2 million for the third quarter of 2002. For the nine months ended Sept. 30, 2003, the Company generated gross margin of $14.7 million, a 62% improvement over gross margin of $9.1 million for the first nine months of 2002.

Earnings before interest, taxes, depreciation, amortization, other income (expense) and non-cash stock compensation ("Adjusted EBITDA") for the third quarter of 2003 was negative $2.6 million, an 11% improvement compared to negative $3.0 million for the third quarter of 2002. Adjusted EBITDA for the nine months ended Sept. 30, 2003, was negative $9.4 million, a 12% improvement over negative $10.7 million Adjusted EBITDA for the comparable period in 2002.

"Our third quarter results demonstrate that we continue to execute on our business plan through strong growth in revenue, improvements in cash flow and the completion of several milestones in the integration of acquired network assets and related subscriber lines during the first nine months of 2003," said David F. Struwas, chairman and chief executive officer of DSL.net. "During the third quarter, we also closed a $30 million financing with Deutsche Bank and VantagePoint Venture Partners. As a result, based on our current plans, we believe we are fully funded to implement our growth initiatives and begin generating positive Adjusted EBITDA by the end of the third quarter of 2004."

Free cash flow (defined as Adjusted EBITDA minus capital expenditures) for the third quarter of 2003 was negative $3.2 million, a 5% improvement over free cash flow of negative $3.4 million for the third quarter of 2002. For the first nine months of 2003, free cash flow was negative $11.2 million, a 7% improvement over free cash flow of negative $12.0 million for the comparable 2002 period.

Net loss for the quarter ended Sept. 30, 2003, was $9.1 million, representing an 8% larger net loss than the $8.5 million net loss for the third quarter of 2002. For the nine months ended Sept. 30, 2003, net loss was $27.1 million, a 1% improvement over net loss of $27.3 million for the comparable 2002 period. On a per share basis, the Company reported a net loss applicable to common stockholders of $0.17 per share for the third quarter of 2003, compared to $0.19 per share for the comparable 2002 period. For the nine months ended Sept. 30, 2003, net loss applicable to common stockholders was $0.57 per share, compared to $0.57 per share for the comparable 2002 period.

Net loss and net loss per share for the 2003 periods included two special items. The first was a $5.9 million non-cash write-off of deferred financing costs associated with a bank credit facility that was retired during the third quarter. This was partially offset by the second special item, a $3.5 million non-cash gain related to the negotiated retirement of other debt at a substantial discount during the third quarter. These special items resulted in net other expense of $2.4 million. Excluding these special items, all net loss and net loss per share results for the periods ended Sept. 30, 2003, improved over the comparable periods in 2002.

At Sept. 30, 2003, the Company had total assets of $69.9 million, including $21.1 million in cash.

"Our financial position has greatly improved as a result of the $30 million in new financing that we received during the third quarter and the retirement of substantially all of our previously existing debt at a significant discount," said Robert J. DeSantis, chief financial officer of DSL.net. "We remain sharply focused on driving revenue growth, improving cash-flow and making strategic acquisitions. Our recent acquisition of the assets and subscribers of TalkingNets, which provides us with an integrated voice and data platform, underscores our success in making acquisitions that enhance our strategic position."

DSL.net will host a conference call to discuss results for the third quarter, as well as future plans and expectations, today at 11 a.m. Eastern Time. Interested parties may listen to the live audio webcast of the call by visiting the investor relations section of DSL.net's Web site, www.dsl.net. The call also may be accessed live via telephone by dialing 800-274-0251, confirmation code 501100. For those unable to access the live conference call, an audio replay will be available until 11 p.m., Eastern Time, on Nov. 26, 2003, by dialing 888-203-1112 and entering code 501100. Investors may also access the call replay by visiting the investor relations section of the Company's Web site.

ABOUT DSL.NET
DSL.net, Inc. is a leading nationwide provider of broadband communications services to businesses. The Company combines its own facilities, nationwide network infrastructure and Internet Service Provider (ISP) capabilities to provide high-speed Internet access, private network solutions and value-added services directly to small- and medium-sized businesses or larger enterprises looking to connect multiple locations. DSL.net product offerings include T-1 and business-class DSL services, virtual private networks (VPNs), frame relay, Web hosting, DNS management, enhanced e-mail, online data backup and recovery services, firewalls and nationwide dial-up services, as well as integrated voice and data offerings in select markets. For more information, visit www.dsl.net, e-mail info@dsl.net, or call 1-877-DSL-NET1 (1-877-375-6381).

This press release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to a variety of risks and uncertainties, many of which are beyond DSL.net's control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things, (i) fluctuations in DSL.net's quarterly operating results, which could adversely affect the price of its common stock; (ii) DSL.net's unproven business model, which may not be successful; (iii) DSL.net's ability to execute its business plan in a timely manner to generate the forecasted financial and operating results and liquidity;
(iv) failure to generate sufficient revenue, contain certain discretionary spending or achieve certain other business plan objectives could have a material adverse effect on DSL.net's results of operations or financial position or impact the Company's ability to begin generating positive Adjusted EBITDA by the end of the third quarter of 2004; (v) risks associated with the possible removal of DSL.net's common stock from the Nasdaq SmallCap Market, which removal could adversely impact the pricing and trading of DSL.net's common stock; (vi) regulatory, legislative and judicial developments, which could adversely affect the way DSL.net operates its business; (vii) risks associated with acquisitions, including difficulties in identifying and completing acquisitions, integrating acquired businesses or assets and realizing the revenue, earnings or synergies anticipated from any acquisitions; (viii) competition; (ix) the risk that the conditions required for the issuance of the remaining warrants to purchase shares of DSL.net's common stock in the Deutsche Bank-led financing are not satisfied or waived by January 14, 2004, in which case DSL.net may be obligated to then repay the $30 million raised in such financing; and (x) DSL.net's dependence on wholesale providers to provide it with local DSL and T-1 facilities in areas where it has not deployed its own equipment. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. DSL.net undertakes no obligation, and disclaims any obligation, to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise. For additional information regarding these and other risks faced by DSL.net, see the disclosure contained under "Risk Factors" in DSL.net's Annual Report on Form 10-K for the year ended December 31, 2002, which has been filed with the Securities and Exchange Commission. DSL.net is a trademark of DSL.net, Inc. Other company names may be trademarks of their respective owners.

Contacts:   Media:                        Investors:
            Joe Tomkowicz                 Bob DeSantis
            203-782-3885                  203-782-3267
            jtomkowicz@dsl.net            investors@dsl.net
            ------------------            -----------------

(Financial Tables Follow)

                                  DSL.NET, INC.
                            STATEMENTS OF OPERATIONS
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                   (UNAUDITED)

                                                                       THREE MONTHS ENDED                NINE MONTHS ENDED
                                                                            SEPT. 30,                         SEPT. 30,
                                                                  -----------------------------     -----------------------------
                                                                      2002             2003             2002             2003
                                                                  ------------     ------------     ------------     ------------
Revenue, net                                                      $     11,262     $     18,227     $     34,239     $     53,089
                                                                  ------------     ------------     ------------     ------------

Operating expenses:
         Network  (excluding $7, $0, $22 and
            $11 of stock compensation, respectively)                    13,070           25,157           38,412
                                                                                                                            8,079
         Operations (excluding $12, $0, $41 and
            $10 of stock compensation, respectively)                     3,060            6,071
                                                                                                           1,966            8,935
         General and administrative (excluding $58, $0, $226 and
            $69 of stock compensation, respectively)                     2,618            9,081
                                                                                                           2,305            8,891
         Sales and marketing (excluding $218, $0, $648 and
            $348 of stock compensation, respectively)                    2,116            4,644
                                                                                                           1,870            6,238
         Stock compensation                                               --                937              438
                                                                                                                              295
         Depreciation and amortization                                   3,319           15,526           12,654
                                                                  ------------     ------------     ------------     ------------
                                                                                                                            5,138
           Total operating expenses                                     19,653           24,183           61,416           75,568
                                                                  ------------     ------------     ------------     ------------

Operating loss                                                          (8,391)          (5,956)         (27,177)         (22,479)
                                                                  ------------     ------------     ------------     ------------

Interest expense, net                                                      (70)            (728)            (306)          (2,139)

Other income (expense), net                                                  2           (2,427)             177           (2,436)
                                                                  ------------     ------------     ------------     ------------

           Net loss                                               $     (8,459)    $     (9,111)    $    (27,306)    $    (27,054)
                                                                  ============     ============     ============     ============

Net loss applicable to common stockholders:
       Net loss                                                   $     (8,459)    $     (9,111)    $    (27,306)    $    (27,054)
       Dividends on preferred stock                                     (1,050)          (1,045)          (2,523)          (3,145)
       Accretion of preferred stock, net of issuance costs              (3,011)          (1,779)          (7,068)          (7,800)
                                                                  ------------     ------------     ------------     ------------
       Loss applicable to common stockholders                     $    (12,520)    $    (11,935)    $    (36,897)    $    (37,999)
                                                                  ============     ============     ============     ============

Net loss per common share, basic and diluted                      $      (0.19)    $      (0.17)    $      (0.57)    $      (0.57)
                                                                  ============     ============     ============     ============

Shares used in computing net loss per share                         64,887,681       70,161,057       64,833,595       66,726,872
                                                                  ============     ============     ============     ============

Other data:
  Reconciliation of net loss to adjusted EBITDA & free cash flow:
       Net loss                                                   $     (8,459)    $     (9,111)    $    (27,306)    $    (27,054)
       Add back:
            Interest and other (income) expense, net                        68            3,155              129            4,575

            Depreciation and amortization                                5,138            3,319           15,526           12,654
            Stock compensation                                             295             --                937              438
                                                                  ------------     ------------     ------------     ------------
       Adjusted EBITDA                                                  (2,958)          (2,637)         (10,714)          (9,387)
            Less capital expenditures                                     (448)            (610)          (1,328)          (1,841)
                                                                  ------------     ------------     ------------     ------------
       Free Cash Flow                                             $     (3,406)    $     (3,247)    $    (12,042)    $    (11,228)
                                                                  ============     ============     ============     ============

                             CONDENSED BALANCE SHEET
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                        DECEMBER 31,      SEPT. 30,
                                                            2002            2003
                                                          --------        --------



Cash and cash equivalents                                 $ 11,319        $ 21,086
Accounts receivable, net of allowances                       8,038
                                                                             4,358
Other current assets                                         2,341
                                                          --------        --------
                                                                             2,048
       Total current assets                                 17,725          31,465
Net property and equipment                                  23,066          27,387
Other assets                                                12,705          11,082
                                                          --------        --------
Total assets                                                53,496          69,934
                                                          ========        ========

Current liabilities                                         16,734          22,094
Long-term obligations - less current portion                 4,595
                                                                             1,889
Mandatorily redeemable convertible preferred stock          14,122          18,048
Stockholders' equity                                        20,751          25,197
                                                          --------        --------
                                                          $ 53,496        $ 69,934
                                                          ========        ========